John Hancock Life Insurance Company (U.S.A.) Separate Account A

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(“John Hancock USA”)

Flexible Premium Variable Universal Life Insurance Policy

ACCUMULATION VARIABLE UNIVERSAL LIFE 2014

Prospectus dated April 25, 2022 (as revised May 23, 2022)

You may choose to allocate your policy value to one or more of the options that the policies make available for that purpose. These options include our “variable investment accounts,” where the policy value will vary directly with the positive or negative investment experience of underlying investment “portfolios.” To provide you with that investment experience, amounts that you allocate to a variable investment account are held in a corresponding “subaccount” of John Hancock Life Insurance Company (U.S.A.) Separate Account A (“Separate Account”), and the subaccount invests those amounts exclusively in one of the portfolios.

You may also allocate policy value to a “fixed account” that the policy makes available. This prospectus provides detailed information about all such options to which you can allocate your policy value.

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including variable life insurance, has been prepared by the SEC’s staff and is available at Investor.gov.

APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY	Appendix-1

KEY INFORMATION

Important Information You Should Consider About the Policy

FEES AND EXPENSES
Charges for Early Withdrawals	There are surrender charges assessed if your policy is surrendered, lapses, or if the Base Face Amount is reduced in the first ten policy years from the Policy Date. The maximum surrender charge is 5.54% of Base Face Amount. For example, if the Base Face Amount is $100,000, the highest possible surrender charge would be $5,543.			FEE TABLE Deductions from policy value

Transaction Charges

In addition to surrender charges (if applicable), you may also be charged for the following transactions:

A premium charge will be deducted from each premium paid.

A transfer fee may be deducted upon transfers into or out of a variable investment account after you have made more than 12 such transfers in a year.

				FEE TABLE Deductions from premium payments Deductions from policy value

Ongoing Fees and Expenses (annual charges)

In addition to surrender charges and transaction charges, you will also be subject to certain ongoing fees and expenses, including a cost of insurance charge, administrative charge, Base Face Amount charge, Supplemental Face Amount charge, asset-based risk charge, policy loan costs, and supplementary benefit rider charges. Some of these fees and expenses are based wholly or in part on the characteristics of the insured person (e.g., age, sex, and underwriting classification). You should view the “policy specifications” page of your policy for rates applicable to your policy.

You will also bear expenses associated with the portfolios under the policy, as shown in the following table:

				FEE TABLE Deductions from policy value Charges at the portfolio level APPENDIX
	Annual Fee	Minimum	Maximum

	Variable investment accounts (portfolio fees and expenses)	0.39%	1.64%

RISKS

Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS OF INVESTING IN A POLICY

Not a Short-Term Investment	This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges, including the premium charge and the surrender charge, as well as potential adverse tax consequences from such short-term use.	Early Surrender or Withdrawal Risk/Not a Short-Term Investment

Risks Associated with Investment Options	An investment in this policy is subject to the risk of poor performance and can vary depending on the performance of the account allocation options available under the policy (e.g., portfolios). Each such option (including the fixed account) will have its own unique risks, and you should review these options before making an allocation decision.	Investment Risk/Risk of Loss

Insurance Company Risks	Your investment in the policy is subject to risks related to John Hancock USA, including that the obligations (including under the fixed account option), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.	Depositor Registrant

Policy Lapse	Unless the No-Lapse Guarantee is in effect, this policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. The “net cash surrender value” is your policy value, less any policy debt, and less any applicable surrender charges. This can happen as a result of insufficient premium payments, poor performance of the variable or general account options you have chosen, withdrawals, or unpaid loans or loan interest. If a default is not cured within a 61-day grace period, your policy will lapse without value, and no death benefit or other benefits will be payable. You can apply to reinstate a policy that has gone into default, subject to conditions including payment of a specified amount of additional premiums.	Lapse and Reinstatement

RESTRICTIONS

Investments

There are restrictions that may limit the variable investment account options and general account options (including the fixed account) that you may choose, as well as limitations on the transfer of policy value among those options. These restrictions may include a monthly limit on the number of transfers you may make. We may also impose additional restrictions to discourage market timing and disruptive trading activity.

In particular, your allocation options will be affected if you elect to take a loan or receive benefits under certain supplementary benefit riders.

Among other things, the policy also allows us to eliminate the shares of a portfolio or substitute shares of another new or existing portfolio, subject to applicable legal requirements.

Limitations on transfers to or from a variable investment account

Limitations on transfers out of the fixed account

Effect of Loans on Cash Value and Death Benefit

Long-Term Care Rider, Long-Term Care Rider 2018 and Overloan Protection Rider

Portfolios

Optional Benefits	There are restrictions and limitations relating to optional benefits, as well as conditions under which an optional benefit may be modified or terminated by us. For example, certain supplementary benefit riders may be subject to underwriting, and your election of an option may result in restrictions upon some of the policy benefits, including availability of investment options.	Return of Premium Death Benefit Rider Overloan Protection Rider More About Certain Optional Benefits

TAXES

Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or an individual retirement account (IRA). If we pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax, with any portion not treated as a return of your premiums includible in your income. Distributions also are subject to tax penalties under some circumstances.	Tax Consequences of Owning a Policy

CONFLICTS OF INTEREST

Investment Professional Compensation	Some investment professionals may receive compensation for selling the policy, including by means of commissions and revenue sharing arrangements. These investment professionals may have a financial incentive to offer or recommend this policy over another investment.	Commissions Paid to Dealers

Exchanges	Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Commissions Paid to Dealer

OVERVIEW OF THE POLICY

Purpose

The purpose of the policy is to provide lifetime protection against economic loss due to the death of the insured person, to help you accumulate assets through variable investment and fixed accounts that we make available, and to provide or supplement your retirement income. The policy may be appropriate for persons seeking both life insurance protection and the potential for the accumulation of cash values. However, fees, expenses and tax implications can make variable life insurance unsuitable as a short-term savings vehicle.

Premiums

We call the investments you make in the policy “premiums” or “premium payments.” The Minimum Initial Premium is a dollar amount that is stated in your policy specifications and that must be paid to us in full before your policy will take effect. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to limitations on maximum premium amount.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments.

From each premium payment you make, we deduct the applicable premium charges identified in the FEE TABLE. We invest the rest (the “net premium”) in the variable investment accounts or any fixed account you’ve elected.

The policy offers a number of variable investment accounts. You can find some important information about each portfolio in the APPENDIX, but for a full description of each portfolio, including the investment objectives and strategies, policies, restrictions, and risks, you should read the portfolio’s prospectus carefully before investing in the corresponding variable investment account.

You can also allocate policy value to the fixed account (where it is credited with rates of interest that we declare from time to time but will never be less than a minimum rate guaranteed in your policy specifications).

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). This can happen because you haven’t paid enough premium, because the investment performance of the variable investment accounts you’ve chosen has been poor, or because of a combination of both factors.

Policy Features

Death benefit. When the insured person dies, we will pay the “death benefit” minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You choose which one you want in the application.

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Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit. The “Total Face Amount” is the amount of life insurance coverage equal to the “Base Face Amount” plus any “Supplemental Face Amount,” as set forth in your policy.

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Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2)  the minimum death benefit.

Surrender of the policy. You may surrender the policy in full while the insured person is alive. If you do, we will pay you the policy value less any outstanding policy debt and less any applicable surrender charge. This is called your “net cash surrender value.”

Withdrawals. After the first policy year, you may make a withdrawal of part of your net cash surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount.

Policy loans. If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. If there is an outstanding loan the amount of the loan and accrued interest will be deducted from the death benefit and other policy proceeds.

Asset credit. Starting in the eleventh policy year, we may credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your variable investment accounts on this date. The asset credit does not apply to the loan account or the fixed account. The asset credit percentage is 0.0125% per month in policy year eleven and thereafter and ceasing at attainment of age 121. We add the credit to the same variable investment accounts from which we take your monthly deductions. This credit is not guaranteed and we reserve the right to discontinue it at any time.

Supplementary benefits. When you apply for the policy, you can request any of the below-listed supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits.

•	Healthy Engagement Rider

•	Critical Illness Rider

•	Disability Payment of Specified Premium Rider

•	Long-Term Care Rider

•	Long-Term Care Rider 2018

•	Return of Premium Death Benefit Rider

•	Cash Value Enhancement Rider

•	Overloan Protection Rider

•	Accelerated Benefit Rider

•	Healthy Engagement Core Rider

You can find information about the fees we charge for these riders under “Optional Benefit Charges” in the Fee Table below. We also offer, at no charge, a dollar cost averaging (“DCA”) program and an asset allocation balancer program.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	8% of each premium paid (fn1)
Surrender charge (fn2)	Upon surrender, policy lapse or reductions in Base Face Amount
Minimum charge		$0.00 per $1,000 of Base Face Amount
Maximum charge		$55.43 per $1,000 of Base Face Amount
Charge for a representative insured person		$27.29 per $1,000 of Base Face Amount
Transfer fee (fn3)	Upon each transfer into or out of a variable investment account beyond an annual limit of twelve	$25
Cash Value Enhancement Rider	Upon policy issue	$500.00
Overloan Protection Rider (fn4)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8%
Accelerated Benefit Rider (fn5)	At exercise of benefit	$150.00

(fn1) This charge is 8% of each premium paid in year 1, 6% of each premium paid in years 2-10 and 2% of each premium paid in years 11 and thereafter.

(fn2) A surrender charge is applicable for ten policy years from the Policy Date, and varies based upon the sex, issue age and duration, risk classification of the insured person, the death benefit option elected, any riders elected under the policy, and premiums paid under the policy. The minimum charge shown is for a 90 year old male standard smoker underwriting risk with death benefit Option 2 for which the guideline single premium has been paid in the first policy year. The maximum charge shown is the amount in month one in the first policy year for a 64 year old male super preferred nonsmoker underwriting risk with death benefit Option 1 for which the Minimum Initial Premium under the policy has been paid. The charge for the representative insured person is for a 45 year old male standard nonsmoker underwriting risk with death benefit Option 1 for which the Target Premium in policy year 1 has been paid. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn3) This charge is not currently imposed, but we reserve the right to do so in the policy.

(fn4) The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The minimum rate shown is for an insured person who has reached attained age 100 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn5) This charge is not currently imposed, but we reserve the right to do so in the policy.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL PORTFOLIO EXPENSES
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charges:
Cost of Insurance (fn1)	Monthly
Minimum charge		$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for a representative insured person		$0.22 per $1,000 of NAR
Administrative charge	Monthly	$20.00
Base Face Amount charge (fn2)	Monthly
Minimum charge		$0.04 per $1,000 of Base Face Amount
Maximum charge		$11.52 per $1,000 of Base Face Amount
Charge for a representative insured person		$0.26 per $1,000 of Base Face Amount
Supplemental Face Amount charge(fn3)	Monthly
Minimum charge		$0.02 per $1,000 of Supplemental Face Amount
Maximum charge		$9.75 per $1,000 of Supplemental Face Amount
Charge for a representative insured person		$0.05 per $1,000 of Supplemental Face Amount

Charge	When Charge is Deducted	Amount Deducted
Asset-based risk charge (fn4)	Monthly	0.02% (monthly rate) of policy value
Maximum policy loan interest rate (fn5)	Accrues daily Payable annually	3.25% annual rate
Optional Benefit Charges:
Healthy Engagement Rider	Monthly	$2
Critical Illness Benefit Rider (fn6)	Monthly
Minimum charge		$0.20 per $1,000 of Critical Illness Benefit Amount
Maximum charge		$48.43 per $1,000 of Critical Illness Benefit Amount
Charge for representative insured person		$2.12 per $1,000 of Critical Illness Benefit Amount
Disability Payment of Specified Premium Rider (fn7)	Monthly
Minimum charge		$16.57 per $1,000 of Specified Premium
Maximum charge		$198.67 per $1,000 of Specified Premium
Charge for representative insured person		$51.66 per $1,000 of Specified Premium
Long-Term Care Rider (fn8)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$3.34 per $1,000 of NAR
Charge for representative insured person		$0.08 per $1,000 of NAR
Long-Term Care Rider 2018(fn9)	Monthly
Minimum charge		$0.01 per $1,000 of NAR
Maximum charge		$3.75 per $1,000 of NAR
Charge for representative insured person		$0.07 per $1,000 of NAR
Return of Premium Death Benefit Rider (fn10)	Monthly
Minimum charge		$0.02 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR

(fn1) The “cost of insurance” charge is determined by multiplying the net amount of insurance for which we are at risk (the “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown is the rate in the first policy year for a 5 year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the thirteenth policy year for an 80 year old male substandard smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn2) This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option, and risk classification at issue of the insured person. The charge also varies by policy year. The minimum rate shown is the rate in the first policy year for a 0 year old female standard non-smoker underwriting risk electing death benefit Option 1. The maximum rate shown is the rate in the fourth policy year for a 90 year old male standard smoker electing death benefit Option 2. The representative insured person rate shown is for a 45 year old male standard non-smoker electing death benefit Option 1. This charge continues for a maximum of 10 years. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn3) This charge is determined by multiplying the Supplemental Face Amount at issue by the applicable rate. The rates vary by the sex, age, death benefit option and risk classification of the insured person. The charge also varies by policy year. The minimum rate shown is the rate in the first policy year for a 0 year old female standard non-smoker underwriting risk electing death benefit Option 1. The maximum rate shown is the rate in the fourth policy year for a 90 year old male standard smoker electing death benefit Option 2. The representative insured person rate shown is for a 45 year old male standard non-smoker electing death benefit Option 1. This charge continues for a maximum of 10 years. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn4) This charge is not currently imposed, but we reserve the right do so in the policy. This charge only applies to that portion of policy value held in the variable investment accounts. The charge determined does not apply to any fixed account.

(fn5) The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.00% for policy years 11 and thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 2.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 2.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

(fn6) The charge for this rider is determined by multiplying the Critical Illness Benefit Amount by the applicable rate. The rates vary by issue age, duration, gender, and critical illness risk classification of the insured person (e.g., the risk that the insured person will develop a “Critical Illness,” as defined in the rider). The minimum rate shown is the rate in the second policy year for an 18-year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the sixteenth policy year for a 49-year old male standard smoker underwriting risk. The rate for the representative insured person is the rate in the first policy year for a 45-year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn7) The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The “Specified Premium” is stated in your policy specifications. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The minimum rate shown is for a 20 year old male standard non-smoker underwriting risk. The maximum rate shown is for a 54 year old female substandard smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn8) The charge for this rider is determined by multiplying the NAR by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown is for a 20 year old female super preferred non-smoker underwriting risk with a 1% “Monthly Acceleration Percentage,” which is a percentage of the death benefit you can accelerate each month.

The Monthly Acceleration Percentage is stated in your policy specifications. The maximum rate shown is for a 75 year old male substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn9) The charge for this rider is determined by multiplying NAR by the applicable rate. The rates vary by the long-term care insurance risk characteristics of the insured person and the rider benefit level selected. The minimum rate shown is for a 20-year old male super preferred non-smoker underwriting risk with a 1% Monthly Acceleration Percentage. The maximum rate shown is for a 75-year old female substandard smoker underwriting risk with a 4% Monthly Acceleration Percentage. The representative insured person rate shown is for a 45-year old male standard non-smoker underwriting risk with a 4% Monthly Acceleration Percentage. These rates may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

(fn10) The Return of Premium Death Benefit Rider charge is determined by multiplying the NAR by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum rate shown is the rate in the first policy year for a 5 year old female standard non-smoker underwriting risk. The maximum rate shown is the rate in the thirteenth policy year for an 80 year old male substandard smoker underwriting risk. The representative insured person rate shown is for a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. These charges may not be particularly relevant to your current situation, and you can obtain information about the specific charges applicable to you from your John Hancock USA representative.

The next item shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. A complete list of the portfolios available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Expenses	Minimum	Maximum
Range of expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.39%	1.64%

GENERAL DESCRIPTION OF THE POLICY

Policy Rights

Owner and beneficiary. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include:

•	Determine when and how much you allocate to the variable investment accounts and any fixed account

•	Borrow or withdraw amounts you have in the variable investment account and any fixed account

•	Change the beneficiary who will receive the death benefit

•	Change the amount of insurance

•	Surrender the policy for its net cash surrender value

•	Choose the form in which we will pay out the death benefit or other proceeds

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. Until the death of the insured person you can change your beneficiary by written request. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Allocation of Premiums

All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market variable investment account. After the Issue Date but prior to the Allocation Date, net premiums received are allocated to the Money Market variable investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown in your policy specifications. On the Allocation Date, the net premiums paid plus return credited, if any, will be allocated among the variable investment accounts or the fixed account in accordance with the policy owner’s instructions. Any net premium received on or after the Allocation Date will be allocated among variable investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. In your application for a policy, you give us your initial instructions as to how you wish your initial and future premium payments to be allocated among the variable investment and fixed accounts. Your instructions must be in percentages that add up to 100%. By written request and at any time, you may change the variable investment accounts or any fixed account in which future premium payments will be invested.

There are restrictions that may limit the variable account investment options and fixed account options that you may choose, as well as limitations on the transfer of policy value among those options. For example, your investment options will be limited if you exercise benefits under the Long-Term Care Rider, the Long-Term Care Rider 2018, or the Overloan Protection Rider. Specifically, all value you have in the variable investment account will automatically be transferred to the fixed account, and, so long as you continue to receive any of those benefits, you will not be permitted to allocate any additional amounts to the variable investment accounts.

Transfers of Policy Value

You may transfer your policy value from one variable investment account or any fixed account to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any variable investment account or any fixed account in any policy year is $1,000,000.

We have adopted policies and procedures with respect to frequent transfers of policy value among variable investment accounts.

Limitations on transfers to or from a variable investment account. Our current practice is to restrict transfers into or out of variable investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market variable investment account even if the two transfers per month limit has been reached, but only if 100% of the account value in all variable investment accounts is transferred to the Money Market variable investment account. If such a transfer to the Money Market variable investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market variable investment account to any other variable investment account or any fixed account may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the variable investment accounts in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one variable investment account into a second variable investment account, the values can only be transferred out of the second variable investment account if they are transferred into the Money Market variable investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market variable investment account may not be transferred out of the Money Market variable investment account into any other variable investment account or any fixed account for 30 calendar days.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the variable investment accounts in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any variable investment account or portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

We will apply these limitations uniformly to each class of policies.

Frequent transfers among variable investment accounts. Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their variable investment accounts on a daily basis and allow transfers among variable investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in any variable investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the variable investment account’s portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more). No transfer fee will be imposed on any transfer from a variable investment account into any fixed account if the transfer occurs during the following periods:

•	within 18 months after the policy’s Issue Date, or

•	within 60 days after the later of the effective date of a material change in the investment objectives of any variable investment account or the date you are notified of the change.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer out of the fixed account may not involve a transfer to the Money Market variable investment account. We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future. We may waive the transfer restrictions on the fixed account.

Potential additional limitations. We reserve the right to take other actions to restrict transfers, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, (iii) restricting transfers into and out of certain variable investment accounts, (iv) restricting the method used to submit transfers, and (v) deferring a transfer at any time we are unable to purchase or redeem shares of the portfolio. We may also impose additional administrative conditions upon or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right. A portfolio also may require us to impose additional trading restrictions if violations of its policies against frequent or disruptive trading in its shares are discovered.

Dollar cost averaging and asset allocation balancer programs. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. We do not apply any minimum amount requirements for participation in the DCA program. You can participate in both the dollar cost averaging and asset rebalancing programs at the same time. Under the asset allocation balancer program, you will designate an allocation of policy value among variable investment accounts. We will move amounts among the variable investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. This asset allocation balancer program only applies to policy value in the variable investment accounts. No fee is charged for these programs. We reserve the right to cease to offer these programs as of 90 days after written notice is sent to you.

General Account

The fixed account is part of our general account. Our general account consists of all assets owned by us other than those in the Separate Account and any other separate accounts which we have established and may establish. Any interest credited to a policy owner from an investment in a fixed account, and any guaranteed benefits we may provide under the policy that exceed the value of amounts held in the Separate Account, will be paid from the Company’s general account and are subject to the Company’s financial strength and claims paying ability. Subject to applicable law, John Hancock USA has sole discretion over the investment of the assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. John Hancock USA bears full investment risk for all amounts allocated to the fixed account.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts. Disclosures regarding the general account, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

The fixed account. Policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine and that depends on a number of significant considerations in addition to the actual investment experience we expect for the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 2%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so. Any interest we credit in excess of the guaranteed interest crediting rate will be based on our sole discretion. Additionally, interest credited on a non-guaranteed basis varies over time is rarely the same year-over-year and there may be extended periods of time during which no interest above the guaranteed minimum is declared.

PREMIUMS

Purchase Procedures

Generally, the policy is available with a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

The Minimum Initial Premium is set forth in your policy specifications. Factors that determine the minimum initial premium amount generally include the insured person’s age, sex and risk classification, including any additional ratings; the Total Face Amount of insurance and election of any Supplemental Face Amount; choice of Death Benefit Option 1 vs. Option 2; and any selected supplementary benefit rider. Premium payments after the initial premium may not be required, but you must pay enough premium to keep the policy in force. That’s why the policy is called a “flexible premium” policy.

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company, or via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Premium Amount

In addition to the Minimum Initial Premium, your policy specifications will also show the “Planned Premium” that you chose for the policy. Payment of Planned Premiums is not necessarily required, however. You need only pay enough premium to keep the policy in force.

The amount and frequency of the Planned Premium are determined by you, in consultation with your financial advisor, based upon your financial objectives for the policy. Depending upon the amount and timing of your actual premium payments, investment results, changing objectives and other factors, you may need to change the amount and frequency of your premium payments from the Planned Premium amount in order for the policy to continue to support your financial objectives. You may be required to pay additional premiums beyond the Planned Premium amount in order to keep your policy from lapsing. You should request in-force illustrations periodically in order to help assure that you are keeping on track with your objectives.

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. Also, in order to limit our exposure to unanticipated investment risk, we may refuse to accept additional premium payments. For example, with large premium payments in an environment of decreasing interest rates, we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment accounts, if we are unable to make an orderly investment of the additional premium into the variable investment accounts. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Premium Due Dates

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. We will notify you of the default and will allow a 61-day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default, plus any applicable premium charge. If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the death benefit will be reduced by any outstanding monthly deductions due at the time of death. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

No-lapse Guarantee

In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy’s surrender value to fall to zero or below during such period.

The No-Lapse Guarantee Premium is not a charge assessed against the policy value; it is an amount used in determining whether the cumulative premium test has been satisfied. The No-Lapse Guarantee Premium is set at issue on the basis of the Base Face Amount and any Supplemental Face Amount and reflects the age, sex and risk classification of the proposed insured, the death benefit option elected, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Total Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance, or (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person.

The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first five policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) five years if the insured person’s issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount

under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium Death Benefit Rider, however, is limited to the first five policy years.

While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default whether the cumulative premium test has been met. The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the monthly No-Lapse Guarantee Premium due from the Policy Date to the date of the test. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from terminating. This required payment, as described in the notification, will be equal to the lesser of:

(a) the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or

(b) the amount necessary to bring the net cash surrender value to zero plus an amount equal to three times the monthly deductions due on the date of default, plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate. If you make the required payment under (a) described above, only the Base Face Amount will remain in effect, and any Supplemental Face Amount will terminate as of the end of the grace period. If you want to maintain both the Base Face Amount and the Supplemental Face Amount, you will need to make a payment that is at least equal to that described in (b) above.

STANDARD DEATH BENEFITS

Standard Death Benefits

Effectiveness and Policy Date. After you apply for a policy, we gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. The policy will take effect only if all of the following conditions are satisfied:

•	The policy is delivered to and received by the applicant.

•	The Minimum Initial Premium is received by us.

•	The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to take monthly deductions. Policy months, policy years and policy anniversaries are all measured from the Policy Date. Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case.

Temporary insurance coverage. If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Option 1 and Option 2. When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

•	Option 1. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).

•

Option 2. The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the Base Face Amount charge and resulting cost of insurance charges (based on the higher NAR) will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Poor investment performance of the portfolios, expenses, and deduction of charges under the policy all will reduce the policy value and net cash surrender value and may also reduce the death benefit. However, favorable investment performance may increase the policy value, net cash surrender value, and death benefit. Therefore, if you experience better investment performance or lower expenses and charges than you assumed, you may be able to reduce your premium payments while maintaining the death benefit and other values under your policy; or if you continue to pay premiums at the same level, the death benefit and other values under your policy may increase. Conversely, if the investment performance falls short of what you assumed, or the expenses or charges are higher, the death benefit and other values under your policy may decrease unless you pay additional premiums.

Base Face Amount and Supplemental Face Amount. Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 400% of the Base Face Amount at the Issue Date. Thereafter, scheduled and unscheduled increases to the Supplemental Face Amount are not permitted if the resulting Supplemental Face Amount would exceed 400% of the Total Face Amount at the Issue Date.

You should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount may be subject to a shorter No-Lapse Guarantee Period. Also, after the insured person reaches 121, any Supplemental Face Amount will terminate. If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the fifth policy year or to maximize the death benefit when the insured person reaches age 121, then you may wish to maximize the proportion of the Base Face Amount. However, the No-Lapse Guarantee for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or the Return of Premium Death Benefit Rider is limited to the first five policy years.

Minimum death benefit. In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect at issue which test you wish to have applied. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. A table showing the factor for each age will appear in the policy, and the following table shows those factors for selected ages:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy, and the following table shows those factors for selected ages:

Attained Age	Factor Female	Factor Male
40	494.24%	445.47%
45	415.18%	379.41%
50	349.01%	322.43%
55	294.49%	273.75%
60	249.83%	233.40%
65	213.66%	200.75%
70	184.74%	174.53%
75	161.66%	153.61%
90	119.05%	116.28%
95 100 and above	111.37% 100.00%	110.42% 100.00%

Please refer to your policy and contact your John Hancock USA representative for the death benefit factors that are specific to your policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years.

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

Calculation and payment of the death benefit. We will ordinarily pay any death benefit within seven days after we receive the last required form or request and any other documentation that may be required. You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account.

Additional Information About Standard Death Benefits

Requesting an increase or decrease in coverage. After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000 and increases in any one policy year cannot exceed 25% of the Total Face Amount at issue. You will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Disability Payment of Specified Premium, Long-Term Care and Return of Premium Death Benefit Riders you may have elected at issue. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has an unscheduled Supplemental Face Amount increase is limited to the first two policy years.

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if the remaining Base Face Amount will be at least $50,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status. An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced. A pro-rata portion of the surrender charge will be payable upon a requested reduction in Base Face Amount. However, if approved, you may reduce up 10% of your Base Face Amount at issue without incurring any such pro-rata charge. This 10% exemption does not apply to surrenders or lapses.

Change of death benefit option. Under our current administrative rules, we permit the death benefit option to be changed from Option 2 to Option 1 after the first policy year. If you request in writing, and we approve a change from Option 2 to Option 1, your Total Face Amount after the change will equal your Total Face Amount before the change plus the policy value as of the effective date of the change. If you change from Option 2 to Option 1, your death benefit will change from one that may increase over time due to the investment experience of the variable investment accounts to one that is a level death benefit. Changing from Option 2 to Option 1 can also lower the monthly cost of insurance charge since this charge is lowered when the NAR is reduced; all other charges under the policy would remain the same. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes. If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the guideline single premium or guideline level premium, as applicable.

Limitations on payment of death benefit. If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals. Also, if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

SURRENDERS AND WITHDRAWALS

Surrender and Withdrawal

You may surrender the policy in full at any time, in which case we will pay you the policy’s full net cash surrender value and coverage under the policy and any riders and other benefits under the policy will cease. After the first policy year, you may take a withdrawal of part of your net cash surrender value once in each policy month, except that no withdrawals are permitted after the insured person has reached age 121. The amount of payment you will receive upon a surrender or withdrawal is based on values calculated as of the day we receive your request in good order or, if that is not a business day, on the next day that is. We generally pay that amount to you within seven days thereafter.

Additional Information Regarding Surrender and Withdrawal

The surrender of the policy terminates the life insurance coverage and other policy benefits. If you surrender your policy, we will pay you the policy value less any policy debt and surrender charge that then applies. You must return your policy when you request a surrender.

With withdrawals, your policy value is automatically reduced by the amount of any withdrawal and any related surrender charge. Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2. Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We reserve the right to approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amounts. For example, if a withdrawal results in a reduction Base Face Amount during the surrender charge period, we will assess a pro-rata portion of the surrender charge.

Generally, each withdrawal must be at least $500. We will not permit a withdrawal if it would cause your surrender value to fall below three months’ worth of monthly deductions. We reserve the right to refuse any withdrawal that would cause the policy’s Base Face Amount to fall below $50,000. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s (“Code”) definition of life insurance, we will not permit the withdrawal.

LOANS

Availability of Loans, Limitations and Interest

If your policy is in force and has sufficient policy value, you may borrow from it at any time before the insured person has reached age 121 by completing the appropriate form. We process policy loans as of the business day on or next following the day we receive the loan request. You can repay all or part of a loan at any time. Policy loans permanently affect the calculation of your policy value and may also result in adverse tax consequences. The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy, but is generally the greater of (i) 90% of net cash surrender value and (ii) the net cash surrender value projected to the next policy anniversary, assuming interest earned at the guaranteed minimum fixed account rate and loan interest charged at the current effective annual rate.

Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. The maximum effective annual interest rate we can charge for the loan account is 3.25% for policy years 1-10 and 2.00% for policy years 11 and thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount.

The amount of the loan is placed in a special loan account as collateral for the loan. This special loan account will earn interest at an effective annual rate of 2.00%.

Effect of Loans on Cash Value and Death Benefit

Unless otherwise specified by you, the amount of the loan is deducted from the variable investment accounts and any fixed account in the same proportion as the policy value is then allocated among them.

Amounts in the loan account do not participate in the investment experience of the variable investment accounts or the fixed account, and therefore loans can affect the policy value and death benefit whether or not the loan is repaid. The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the variable investment accounts or any fixed account and the special loan account will generally have different rates of investment return.

Other Effects of Loans

Taking a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your policy loan, there is not enough net cash surrender value to cover the policy charges, your policy could lapse. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a distribution from your policy because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states.

Loan Repayments

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

•	The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.

•

The remainder of the repayment, if any, will be allocated among the variable investment accounts and any fixed account in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment. Loan repayments received prior to the close of the New York Stock Exchange (“NYSE”) will be applied on the same day it was received. Loan repayments received after the close of the NYSE will be applied as of the next business day.

OTHER BENEFITS AVAILABLE UNDER THE POLICY

In addition to the standard death benefits associated with your policy, other standard and/or optional benefits may also be available to you. The following tables summarize information about those benefits. Information about the fees associated with each benefit included in the tables may be found in the FEE TABLE.

STANDARD BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Dollar cost averaging	Under the dollar cost averaging program, you will designate an amount that will be transferred monthly from one variable investment account into any other variable investment account or a fixed account.	We reserve the right to cease to offer this program after written notice to you.
Asset allocation balancing	Under the asset allocation balancer program, you will designate a percentage allocation of policy value among variable investment accounts. We will automatically transfer amounts among the variable investment accounts at intervals you select (annually, semi-annually, quarterly, or monthly) to reestablish your chosen allocation.	We reserve the right to cease this program after written notice to you.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Healthy Engagement Rider	Provides the opportunity to add credits to your policy value based upon the insured person’s ongoing participation in activities that promote a healthy lifestyle. The higher the insured person’s healthy engagement status category, and the more years the insured person qualifies for higher status categories, the larger your credits are likely to be. The Healthy Engagement Rider also provides the insured person with the possibility of other benefits.	The amount of any credit will be reduced (a) the closer we are to charging the policy’s maximum cost of insurance rate or (b) at any time the policy’s death benefit exceeds the cap shown in your policy. We have the right to change at any time the qualification standards for status categories. Also, we may change or terminate any other incentives.
Critical Illness Benefit Rider	Pays the policy owner a one-time, lump sum benefit amount if the insured person is diagnosed with certain illnesses.	If the insured person receives a first -time diagnosis for one of the critical illnesses before the rider is in force or during the rider’s waiting period, then the policy owner will not receive benefits under this rider for that critical illness. Benefits paid under this rider do

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
not provide or pay for the cost of medical care and are meant to be supplemental to health insurance that does pay for such costs.
Disability Payment of Specified Premium Rider	Pays a specified amount of premium into the policy value each month during the life insured person’s total disability.	Total disability must begin between the policy anniversaries nearest the insured person’s 5th and 65th birthdays and must be continuous for at least six months. We will not pay the specified premium under this rider if: (1) the total disability results from an intentional, self-inflicted injury or service in the armed forces; or (2) the total disability begins within 2 years after the rider’s Issue Date and results from an injury sustained or a disease contracted before the rider’s Issue Date. The specified premium may be reduced in the event of a reduction in Total Face Amount. The specified premium paid under this rider may not be sufficient to maintain the policy in force to Age 121.
Long Term Care Rider	Provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes chronically ill as defined in the policy and has received qualified long-term care service while the policy is in force. If you elect this rider, you will also have an option to apply to have a portion of the policy’s death benefit advanced to you in the event of terminal illness.	There is a maximum amount of death benefit that we will advance for each month of qualification. Each advance reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider by transferring all policy value to the fixed account. In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are paid. There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. Benefits paid under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations
Long Term Care Rider 2018	Provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes chronically ill as defined in the policy and has received qualified long-term care service while the policy is in force. Rider benefits may also be used to pay for Stay at Home Services.	Each advance payment under the rider reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider 2018 by transferring all policy value to the fixed account. In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are paid. There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. Finally, benefits paid under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.
Return of Premium Death Benefit Rider	Provides an additional death benefit payable upon the death of the insured person.	This benefit is available to you only if you elect death benefit Option 1. You must terminate this rider before you can elect any increase to your Supplemental Face Amount.
Cash Value Enhancement Rider	Provides an enhancement in cash surrender value.	The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable.
Overloan Protection Rider	Prevents your policy from lapsing on any date if policy debt exceeds the death benefit.

The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the insured person, the death benefit option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider is invoked, all values in the variable investment accounts are transferred to the fixed account and will continue to grow at the current fixed account interest rate. Thereafter, policy changes and transactions are limited as set forth in the rider. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly

Name of Benefit	Purpose	Brief Description of Restrictions/Limitations

deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution.

Accelerated Benefit Rider	Allows you to make a one-time request to accelerate a portion of your death benefit should the insured person become terminally ill and have a life expectancy of one year or less.	Payment of the benefit amount will reduce your death benefit, cash value or loan value under your policy. This rider is only available with policies that are individually owned.
Healthy Engagement Core Rider

This program is designed to help improve the longevity of the insured person by educating and motivating the insured person to develop and maintain a healthy lifestyle.

By participating in this program, the insured person may receive discounts on certain goods and services, educational resources, tools, or other items that are designed to encourage learning and participation in healthy activities.

We reserve the right to amend aspects of the program from time to time, including the Program Rewards.

In order to participate in the program, the insured person (i) must have attained Age 20, and (ii) must not have elected the Healthy Engagement Rider.

More About Certain Optional Benefits

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in your policy specifications. We may add to, delete from or modify the list of optional supplementary benefit riders.

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Healthy Engagement Rider. Our Healthy Engagement Rider provides you with the opportunity to add credits (as described below) to your policy value based upon the insured’s ongoing participation in activities that promote a healthy lifestyle. If you elect this rider, the insured person will qualify for one of four healthy engagement status (“status”) categories each year. The status categories are based on the longevity benefits of certain healthy activities in which the insured person engages (such as regular checkups, biometric screenings, exercising regularly, participating in health educational programs, and periodically considering and answering certain health-related questions) and other health-related information about the insured person. The insured person’s status category may change from year to year. (Current information relating to the insured person’s status and/or the standards for determining status are available through our Service Office at 1-800-387-2747.)

Beginning in the second policy year, if the insured person has qualified for one of the three highest status categories, we will contribute a percentage of your policy’s monthly cost of insurance charge in the form of a credit (a “Rider Credit”) to your policy value, subject to the conditions mentioned below. Any Rider Credits will be allocated automatically to each variable investment account and/or any fixed account from which, and in the same proportion as, we are taking your monthly deductions. The Healthy Engagement Rider also provides the insured person with the possibility of other benefits, including discounted wearable devices, gear used to engage in healthy activities, biometric screenings, access to health and fitness information, and other discounts and offers that depend on the insured person having a certain status. These and any other benefits available pursuant to the rider, are designed to encourage a high level of engagement by the insured person in activities that are correlated with improved longevity.

Under the Healthy Engagement Rider, several considerations are relevant to the percentage, if any, of any month’s cost of insurance charge that we will contribute as a Rider Credit to your policy. One important consideration is the insured person’s status category for the current year and for prior years. If the insured person has always been in the lowest status category, no Rider Credits will be paid. The higher the insured person’s status category, and the more years the insured person qualifies for higher status categories, the larger your Rider Credits are likely to be.

Also, the Rider Credit that is contributed to your policy in any month will not be more than the factor identified in the rider multiplied by the difference between the maximum amount of cost of insurance charge that your policy permits us to deduct for that month and the amount of cost of insurance charge that we actually deduct for that month. This means that the amount of any Rider Credit will be less the closer we are to charging the maximum cost of insurance rate that the policy permits; and there will not be any Rider Credit if and when we are charging the maximum cost of insurance rate. We will continue to deduct the Healthy Engagement Rider charge in instances where no Rider Credits are being earned and we are charging the maximum cost of insurance rate under the policy. Although our ability to change the cost of insurance rate (subject to the maximum rate) can therefore affect whether and how much Rider Credit you may receive, no Rider Credits that we contributed to your policy value prior to such a change would be affected.

The amount of the Rider Credits that are contributed to your policy value in any month also will be reduced if the death benefit under your policy then exceeds the cap shown in your policy. In such cases, the reduction in any Rider Credit will be larger as the death benefit at the time of such credit exceeds such cap.

Example: Assume that your cost of insurance charge for a given month is $1000 and that the above-described percentage Rider Credit to which you are entitled for that month is 4%. Assume also that your policy’s current cost of insurance rate and death benefit are at a level that neither of the above-mentioned limits based on those factors is applicable. In that case, your Rider Credit would be $40 [$1000 x 4%] for the month in question, which would result in your policy value being $40 higher than it would have been without that month’s Rider Credit.

The amount of any Rider Credit for a month in which the policy is in default will be applied first to pay any monthly deductions that are then due and unpaid and next to reduce the default payment, with any remaining amount then being contributed to your policy value in accordance with the allocation instructions then in effect for premium payments. The same procedure also will apply for any month in which the policy is being continued in force under its No-Lapse Guarantee provision, except that no amount will be applied to reduce a default payment.

We have the right to change at any time the qualification standards for status categories. Such changes will be based on our expectations of the impact of those standards on future mortality, policy persistency, our expenses, our capital and reserve requirements, and our taxes relating to the policies. Any such changes, however, will be determined prospectively on a basis that does not discriminate unfairly within any class of insured persons. If we change the qualification standards for a status level, it has an effect on the amount of Rider Credits you may earn for future months, but it will not affect the Rider Credits you have already earned. Also, we may change or terminate any other incentives (such as access to health and fitness information, offers, discounts, tools, or other services designed to encourage the insureds to participate in activities that promote a healthy lifestyle) that we may make available from time to time to insured persons under the Healthy Engagement Rider.

If the Healthy Engagement Rider is still in effect on the later of the policy anniversary nearest the insured person’s 80th birthday, no new Rider Credits will be earned and all previously earned Rider Credits will continue to apply as provided in the rider. The availability to the insured person of certain benefits may cease when the rider charge ceases.

You may elect to discontinue the rider at any time by written notice to us. In that case, the same circumstances described above will apply.

If your policy terminates for any reason, the Healthy Engagement Rider also will terminate, although no Rider Credits that we contributed to your policy value prior to the termination will be affected.

Although the standards for determining a status category may be administered directly by us or through an affiliated or unaffiliated provider that we designate, any termination or change in such third-party provider will not terminate or modify the Healthy Engagement Rider or our obligations thereunder.

There may be costs associated with meeting the standards to qualify for a given status level that will not be reimbursed by John Hancock USA. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic events, health equipment, health monitoring devices, and athletic attire.

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Critical Illness Benefit Rider. Our Critical Illness Benefit Rider is designed to pay the policy owner a one-time, lump sum benefit amount if the insured person is diagnosed for the first time with one of seven critical illnesses (as defined in the rider) (“Critical Illness”) while this rider is in force and after the waiting period has been satisfied, subject to all policy and rider provisions. However, if the Insured receives a first -time diagnosis for one of the Critical Illnesses before the rider is in force or during the rider’s waiting period, then the policy owner will not receive benefits under this rider for that Critical Illness. Benefits under this rider will not begin until we receive proof of the insured person’s initial diagnosis of a Critical Illness. Once the Critical Illness Benefit Amount has been paid, this rider will terminate. The Critical Illness Benefit Amount is an amount that is separate from the death benefit and may be used for any purpose. The charge for this rider is deducted each month from the Policy Value. Deductions for the rider charge will impact your cash surrender value under the policy. We will treat the monthly charges for the Critical Illness Rider as distributions from your life insurance policy for Federal tax purposes. In addition, please note that there is a risk that benefits received by certain third-party owners under this rider may have adverse tax consequence.

The Critical Illness Benefit Amount is determined at issue, shown in the policy specifications, and equal to your election of either 10% or 25% of the Total Face Amount, subject to a $250,000 maximum. Once issued, you cannot change your Critical Illness Benefit Amount. However, any policy change that results in a reduction in the Total Face Amount will reduce your Critical Illness Benefit Amount proportionally.

Example: Assume that you have chosen a Total Face Amount of $1,000,000 and a Critical Illness Benefit Percent of 10%. Assuming the Total Face Amount was never thereafter reduced, the Critical Illness Benefit Amount is $1,000,000 x 10% = $100,000. If you qualify and submit a claim prior to the insured person’s date of death, this rider will pay the $100,000 as a one-time lump sum amount. However, that payment will not cause a reduction in any death benefit paid upon the insured person’s death.

If there is a reduction in the Total Face Amount, the new Critical Illness Benefit Amount will be equal to the lesser of (a) and (b), where:

(a) is the Critical Illness Benefit Percent, shown in the policy specifications, multiplied by the Total Face Amount immediately after reduction of the Total Face Amount; and

(b) is the Critical Illness Benefit Amount immediately before the reduction in Total Face Amount.

Any increases to the Total Face Amount will not result in a recalculation of the Critical Illness Benefit Amount.

Benefits under this rider do not reduce the Maximum Monthly Benefit Amount that is calculated under the Long-Term Care Benefit Rider.

Benefits paid under this rider do not provide or pay for the cost of medical care and are meant to be supplemental to health insurance that does pay for such costs. This rider is not a substitute for health insurance coverage, nor does it provide for supplemental coverage to Medicare. The benefits provided by this rider may not be coordinated with benefits provided by other coverage. Please review the benefits provided by this rider carefully to avoid possible duplication of coverage.

When this rider terminates, no further Rider Charge will be due and no Critical Illness Benefit Amount will be available.

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Disability Payment of Specified Premium Rider. This rider is designed to pay an amount of premium, referred to as the Specified Premium, into the policy value each month during the life insured’s total disability. The Specified Premium is chosen at issue and shown in the policy specifications.

Total disability is a condition resulting from accidental bodily injury or disease which leaves the insured person (1) incapable of performing the duties of employment or (2) with total and irrecoverable loss of sight of both eyes or use of both hands, both feet or one hand and one foot. Before we will pay Specified Premium, we must receive due proof of the insured person’s total disability, which must begin between the policy anniversaries nearest the insured person’s 5th and 65th birthdays and must be continuous for at least six months.

Pursuant to the terms and conditions of this rider, we will continue to pay Specified Premium until (1) the insured person’s total disability has ceased, (2) the insured person has died, (3) we have not received sufficient proof of continued total disability, or (4) the rider has terminated. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, we will cease to pay Specified Premium on the earliest of the dates provided above and the day before the policy anniversary nearest the insured person’s 65th birthday.

Example: Assume that you have chosen a monthly Specified Premium amount of $1,000 and there has not been any change in benefits since your policy was issued. If you qualify for and receive such Specified Premium payments for a 5-year period prior to the insured person’s date of death, the total cumulative amount of premiums we will pay into the policy pursuant to this rider will be 60 months (i.e., 5 years) x $1,000 = $60,000. However, the amount of any death benefit paid upon the insured person’s death will not be reduced as a result of these payments under the rider.

We will not pay the Specified Premium under this rider if: (1) the total disability results from an intentional, self-inflicted injury or service in the armed forces; or (2) the total disability begins within 2 years after the rider’s Issue Date and results from an injury sustained or a disease contracted before the rider’s issue date.

The Specified Premium may be reduced in the event of a reduction in Total Face Amount or a change in any rider benefits. We will notify you of any such reduction in the Specified Premium.

This rider will terminate at the earliest of (a) the date your policy terminates, (b) the date you request in writing to terminate this rider, or (c) the date of death of the insured person. However, if total disability begins on or after the policy anniversary nearest the insured person’s 60th birthday, the rider will terminate on the earliest of the dates provided above and the policy anniversary nearest the insured person’s 65th birthday.

The Specified Premium paid under this rider may not be sufficient to maintain the policy in force to Age 121. Therefore, you may be required to pay premiums during the period of continuous total disability in order to maintain the policy in force.

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Long-Term Care Rider. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain qualified services described in the rider. The decision to add this rider must be made at issuance of the policy. If you elect this rider, you will also have an option to apply to have a portion of the policy’s death benefit advanced to you in the event of terminal illness. Please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured will cause adverse tax consequences.

Benefits under the Long-Term Care Rider will not begin until we receive proof that the insured person qualifies and has received “qualified long-term care service,” while the policy was in force. You must continue to submit evidence during the insured person’s lifetime of the insured person’s eligibility for rider benefits.

There is a maximum amount of death benefit that we will advance for each month of qualification. This amount, called the “Maximum Monthly Benefit Amount,” is equal to the amount of the death benefit that may be accelerated under the rider (as of the day the insured qualifies for benefits) multiplied by the Monthly Acceleration Percentage, which is the percentage of the death benefit you can accelerate each month. The Monthly Acceleration Percentage must be elected when you apply for the policy and is stated in your policy specifications. The actual amount of any advance is based on the expense incurred by the insured person, up to the Maximum Monthly Benefit Amount, for each day of qualified long-term care service in a calendar month, as described in the rider. We will recalculate the Maximum Monthly Benefit Amount if you make a withdrawal of policy value, and for other events described in the rider. Each advance reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

Example: Assume that your policy has a Total Face Amount of $1,000,000 and you have elected a Monthly Acceleration Percentage of 2%. The rider’s Monthly Benefit Amount is $1,000,000 x 2% = $20,000. In such a case, if the monthly benefit has been paid for 24 months prior to the insured person’s date of death, the total cumulative rider benefit paid will be 24 months x $20,000 = $480,000, and the amount of any death benefit we pay will be reduced by $480,000.

We restrict your policy value’s exposure to market risk when benefits are paid under the Long-Term Care Rider. We do this in several ways. First, before we begin paying any Monthly Benefit, we will transfer all policy value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies for rider benefits and your policy remains in force, you will be permitted to invest new premium payments in or transfer existing policy value to the variable investment accounts. (The restriction on transfers from the fixed account will continue to apply.) Benefits under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.

Finally, please note that there is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax.

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Long-Term Care Rider 2018. This rider provides for periodic advance payments to you of a portion of the death benefit if the insured person becomes “chronically ill” so that such person: (1) is unable to perform at least two activities of daily living without substantial human assistance or has a severe cognitive impairment; and (2) is receiving certain Qualified Long-Term Care Services defined in the rider. The decision to add this rider must be made at issuance of the policy.

There is a significant risk that ownership of a policy with this rider by anyone other than the insured person will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the estate of the insured person for purposes of Federal estate tax.

The maximum amount of death benefit that may be accelerated under this rider is the Accelerated Benefit Pool, which is equal to a percentage of the Total Face Amount at Issue. You can choose to accelerate between 1% and 100% of your death benefit.

Each advance payment under the rider reduces the remaining death benefit under your policy and causes a proportionate reduction in your policy value. If you have a policy loan, we will use a pro-rata portion of each death benefit advance to repay indebtedness. For example, if current indebtedness is $10,000, the death benefit is $100,000, and the gross advance is $2,000, then the net advance would be $1,800 = $2,000 X (1 - ($10,000/ $100,000)). As a result of the advance, the indebtedness will be reduced by $200.

When the insured person qualifies for benefits under this rider, we will determine the Maximum Monthly Benefit Amount, which is the portion of the Accelerated Benefit Pool that you can accelerate each month to pay for Qualified Long-Term Care Services. The Maximum Monthly Benefit Amount is equal to the Accelerated Benefit Pool multiplied by the Monthly Acceleration Percentage. You can choose a Monthly Acceleration Percentage which is equal to 1%, 2% or 4%. The Monthly Acceleration Percentage must be selected when you apply for the policy and cannot be changed. We will recalculate the Maximum Monthly Benefit Amount and the Accelerated Benefit Pool if you make a withdrawal of policy value, and for other events described in the rider.

Example: Assume that your policy has a Total Face Amount of $1,000,000 and you have elected an Accelerated Benefit Pool equal to 50% of your Total Face Amount at Issue and a Monthly Acceleration Percentage of 2%. The rider’s Monthly Benefit Amount is $1,000,000 x 50% x 2% = $10,000. In such a case, if the monthly benefit has been paid for 24 months prior to the insured person’s date of death, the total cumulative rider benefit paid will be 24 months x $10,000 = $240,000, and the amount of any death benefit we pay will be reduced by $240,000.

Rider benefits may also be used to pay for Stay at Home Services. At the time we receive Receipts for Stay at Home Services, we will determine the Stay at Home Lifetime Benefit Amount, which is the maximum amount that you can accelerate from the Accelerated Benefit Pool over the life of the policy to pay for Stay at Home Services. The Stay at Home Lifetime Benefit Amount is set equal to the Maximum Monthly Benefit Amount (as described above) in effect on the date you submit Receipts for Stay at Home Services. Stay at Home Services and Receipts for Stay at Home Services are defined in the rider.

Once the Accelerated Benefit Pool is exhausted, the rider will terminate and you will no longer receive advance payments pursuant to the rider.

We restrict your policy value’s exposure to market risk when benefits are being paid under this rider. We do this in several ways. First, before we begin paying any benefits under this rider, we will transfer all policy value from the variable investment accounts to the fixed account. (The amount to be transferred will be determined on the business day immediately following the date we approve a request for benefits under the rider.) In addition, you will not be permitted to transfer policy value or allocate any additional premium payment to a variable investment account while rider benefits are being paid. Your participation in any of the automatic investment plans will also be suspended during this period.

If the insured person no longer qualifies to receive periodic advance payments and your policy remains in force, you will be permitted to invest new premium payments in or transfer existing policy value to the variable investment accounts. (The restriction on transfers from the fixed account will continue to apply.)

Finally, benefits paid under this rider do not reduce the No-Lapse Guarantee Premium requirements that may be necessary for the No-Lapse Guarantee to remain in effect after a termination of rider benefits.

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Return of Premium Death Benefit Rider. You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the policy specifications page. This benefit is only available to you if you elect death benefit Option 1. It may not be used in conjunction with the Disability Payment of Specified Premium or the Long-Term Care Rider.

Example: Assume that you have chosen a Return of Premium Benefit of 100% of premiums paid to the insured person’s age 121, and the annual premium amount is $10,000. If you pay that premium for 40 years prior to the date of the insured person’s death, the rider will increase the death benefit paid by $400,000 [40 years x $10,000].

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Cash Value Enhancement Rider. Your policy may be issued with the Cash Value Enhancement Rider. The decision to add this rider to your policy must be made at issuance of the policy and, once made, is irrevocable. The benefit of this rider is that the cash surrender value of your policy is enhanced during the period for which surrender charges are applicable. Under the Cash Value Enhancement Rider, the enhancement is provided by reducing the surrender charge that would otherwise have applied upon policy surrender or lapse. The Cash Value Enhancement Rider does not apply to reduce any surrender charge resulting from a decrease in Face Amount or a partial withdrawal.

Under this rider, the enhancement in cash surrender value is equal to the surrender charge multiplied by the applicable Cash Value Enhancement Waiver Percentage. The applicable Cash Value Enhancement Waiver Percentages under this rider during the Surrender Charge Period are set forth below:

Policy Year	Cash Value Enhancement Waiver Percentage
1	90%
2	80%
3	60%
4	40%
5	20%
6+	0%

Example: Assume that your policy value at the end of year 5 is $100,000. that the applicable surrender charge at that time is $40,000, and that there is no policy debt. The cash value enhancement benefit under this rider at the end of year 5 would be $8,000 [i.e., 20% of $40,000]. If you fully surrendered the policy at the end of year 5, the surrender proceeds paid would be $100,000 - $40,000 + $8,000 = $68,000. This rider does not, however, increase the amount of any death benefit that is payable upon the insured person’s death.

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Overloan Protection Rider. This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

Example: Assume that your policy’s death benefit is $1,000,000 and that you have taken loans of $100,000 per year in policy years 30 through 35 which would cause the policy to then lapse in policy year 40 if further premiums are not paid. Assume also that, at the end of year 35, you exercise the Overloan Protection Rider and pay the one-time rider charge. The policy would then remain in force after policy year 40 without any further premium payments, and the death benefit paid upon the insured person’s death would remain $1,000,000 less the amount of the policy debt at the date of death.

When the Overloan Protection Benefit in this rider is invoked, all values in the variable investment accounts are transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at a rate that will not exceed the overloan protection maximum rate set forth in the policy, and the policy’s loan account will continue to be credited with the policy’s overloan protection loan interest credited rate set forth in the policy. Any applicable No-Lapse Guarantee under the policy no longer applies, and any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

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Accelerated Benefit Rider. This rider allows you to make a one-time request to accelerate a portion of your death benefit should the insured person become terminally ill and have a life expectancy of one year or less.

Before we can pay the benefit amount under this rider, the following conditions must be met: (1) you must provide us with written evidence satisfactory to us that that the insured person is terminally ill and has a life expectancy of one year or less, (2) we must receive a written consent of any assignee or any irrevocable beneficiary under the policy and (3) you must claim the benefit voluntarily and not as a way to satisfy a creditor’s claim or for government benefits.

If you satisfy the above conditions, we will pay you up to 50% of the eligible death benefit, up to a maximum of $1,000,000 on the insured person. You will receive your payment in one lump sum. You cannot make another claim under this rider after we have paid the benefit. We will not make a payment if it would be less than $10,000. If more than one policy owner makes a claim, we will pay the benefit in proportion to the amount of eligible death benefit each has on the insured person.

Example: Assume that your policy’s eligible death benefit is $1,000,000 and that you qualify for an accelerated benefit under this rider. If you elect to take the maximum accelerated benefit of 50%, the amount of such rider benefit will be $1,000,000 x 50% = $500,000. If you submit the claim prior to the insured person’s date of death you will receive the $500,000 as a one-time lump sum amount, and the amount of any death benefit that is paid will be reduced by $500,000 plus interest.

Payment of the benefit amount will reduce your death benefit, cash value or loan value under your policy. You should consult your tax adviser and social service agencies before you decide to receive the benefit under this rider. This rider is only available with policies that are individually owned.

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Healthy Engagement Core Rider. Our Healthy Engagement Core Rider provides the insured person with the opportunity to participate in our Healthy Engagement Core program. This program is designed to help improve the longevity of the insured person by educating and motivating the insured person to develop and maintain a healthy lifestyle.

By participating in this program, the insured person may receive discounts on certain goods and services, educational resources, tools, or other items that are designed to encourage learning and participation in heathy activities (the “Program Rewards”). In no event will John Hancock USA use any medical or other information about the insured person, after the issue date, under the program to change a risk classification or as the sole basis to deny a request for reinstatement.

John Hancock USA reserves the right to amend aspects of the program from time to time, including the Program Rewards. The program may be administered by us or through an affiliated or unaffiliated company designated by us. John Hancock USA may designate or replace any such company at any time.

Participation in the program is voluntary and, while there are no policy level fees associated with this rider, there may be costs associated with participating in the program that will not be reimbursed by us. Examples of such costs include, but are not limited to, health coverage co-pays, health club fees, athletic event registration fees, health equipment, health monitoring devices, athletic attire, and online access fees. Participation in the program does not provide you with the opportunity to add credits to your policy nor will it affect your policy values.

In order to participate in this program, the insured person must have attained Age 20. An insured person may not participate in this program if the Healthy Engagement Rider under the policy has been elected. An insured person may elect to discontinue participation in the program at any time by written notice to us. If your policy terminates for any reason, the program will also terminate. An insured person may obtain current information about the program by visiting http://www.JohnHancockVitality.com/ or by calling 1(800)-387-2747.

TAXES

Tax Consequences of Owning a Policy

Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. This material does not constitute tax or legal advice and neither John Hancock USA nor any of its agents, employees or registered representatives are in the business of offering such advice.

Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do distribute any amount of your policy value, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Distributions for tax purposes include amounts received upon surrender or partial withdrawals and may include the charges for certain supplementary benefit riders as described below. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. Amounts you borrow are generally not taxable to you.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part.

Some of the tax rules change if your policy becomes a “modified endowment contract.” This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans.

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. We will monitor compliance with these standards. If we determine that a policy does not satisfy the definition of life insurance under section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of amounts permitted under section 7702, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludible from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals and reductions in face amount that result in a distribution that is required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 72(e) of the Code. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Tax Consequences of Electing Certain Supplementary Benefit Riders

Long-term care riders. If you have elected a Long-Term Care Rider or Long-Term Care Rider 2018, monthly deductions from policy value to pay the rider charges will reduce your investment in the contract but will not be included in income even if you have recovered all of your investment in the contract.

In addition, if you have elected a long-term care rider, the rider’s benefits generally will be excludible from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. The riders are intended to meet these standards.

We caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a long-term care rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Critical Illness Benefit Rider. If you have elected the Critical Illness Benefit Rider, we will treat the monthly charges for the rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero. We anticipate that benefits paid under the Critical Illness Benefit Rider will generally be excludible from gross income under the Code section 104(a)(3). However, the benefits may not qualify for this exclusion with certain third-party ownership arrangements. You should consult your tax adviser as to the income tax consequences to you.

Cash value enhancement rider. If you have elected the Cash Value Enhancement Rider, we will not treat the rider charge as a distribution from your life insurance policy for federal income tax purposes, however, such charge will reduce your investment in the policy.

Healthy Engagement Rider. If you have elected the Healthy Engagement Rider, we will treat the monthly charges for this rider as distributions from your life insurance policy for federal income tax purposes. Therefore, such charges may be includible in your taxable income if your policy is a modified endowment contract or if your investment in the contract has been reduced to zero.

The tax treatment of certain aspects of the Healthy Engagement Rider, such as gift cards and other cash equivalents, could be includible in your taxable income. We expect to report to the Internal Revenue Service only those benefits we believe are taxable income. Taxable benefits will be reported to the Internal Revenue Service by us only if the value of such benefits received in a year is $600 or more. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

Healthy Engagement Core Rider. We do not expect that we will be required to report any free or discounted services or products that are available to the insured person under the Healthy Engagement Core Rider to the Internal Revenue Service on Form 1099. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

Accelerated benefit rider. If you have elected the Accelerated Benefit Rider, we intend for the rider’s benefits to be excludible from gross income under Section 101 of the Code. Nevertheless, you should consult your tax adviser as to the income tax consequences to you.

Effect on the Company’s Taxes

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

PRINCIPAL RISKS OF INVESTING IN THE POLICY

Lapse Risk

If the net cash surrender value is insufficient to pay the charges when due and the No-Lapse Guarantee is not in effect, your policy can terminate (i.e., “lapse”). For example, this can happen because you haven’t paid enough premium, because the performance of the variable investment or general account options you’ve chosen has been poor, or because of a combination of both factors. Since withdrawals and policy charges reduce your policy value, these also increase the risk of lapse. Policy loans also increase the risk of lapse. There is no guarantee that your policy will not lapse even if you pay your planned premium.

Investment Risk/Risk of Loss

The policy offers a number of variable investment accounts, as listed in the APPENDIX. The investment performance of any variable investment account may be good or bad, and you may lose money on amounts you invest in a policy. Your policy value will increase or decrease based on the investment performance of the variable investment accounts you’ve chosen. The variable investment accounts cover a broad spectrum of investment styles and strategies, some variable investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the portfolios. The death benefit may also increase or decrease with investment experience.

An investment in a policy is also subject to risks related to John Hancock USA, including that the obligations (including under the fixed account options), guarantees, or benefits are subject to the claims-paying ability of John Hancock USA. Information about John Hancock USA, including its financial strength ratings, is available upon request from your John Hancock USA representative. Our current financial strength ratings can also be obtained by contacting the Service Office at 1-800-732-5543.

Transfer Risk

There is a risk that you will not be able to transfer your policy value from one variable investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account are more restrictive than those that apply to transfers out of variable investment accounts. If you purchase certain supplementary benefit riders you will be subject to special transfer restrictions.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long term investors.

Early Surrender or Withdrawal Risk/ Not a Short-Term Investment

This policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. There are surrender charges assessed if you surrender your policy in the first ten policy years. Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Tax Risks

In order for you to receive the tax benefits extended to life insurance under the Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring, which can have adverse tax consequences. If the policy were determined not to qualify as life insurance under the Code, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “tax-deferred inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a “modified endowment contract,” surrender or lapse of the policy with a loan outstanding would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds (including surrender or withdrawal proceeds) under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

There are tax risks associated with the election of certain supplementary benefit riders (see “Tax Consequences of Electing Certain Supplementary Benefit Riders”).

ADDITIONAL INFORMATION REGARDING THE POLICY

Charges

Under the policies, we deduct the charges discussed immediately below under “Deductions from premium payments” and “Deductions from policy value.” Although the Fee Table in this prospectus provides disclosure about the maximum rates we are permitted to charge, we currently deduct some of the charges at less than those maximum rates. As a general matter, however, we also are permitted to increase or decrease the rate at which we are deducting any charge, provided that the rate can never exceed the maximum set forth in your policy (including in any applicable supplementary benefit rider) and as disclosed in the Fee Table. By contacting the John Hancock USA Service Office or your John Hancock USA representative at any time, you can obtain information about the then-current rate of any charges that are applicable to your particular circumstances and/or obtain a personalized illustration that will demonstrate the manner in which those specific current charges impact the values under your policy.

Deductions from premium payments.

Premium charge. A charge to help defray our sales costs and related taxes. The current charge of 8% is deducted from all premiums paid in the first policy year. A premium charge of 6% is deducted from all premiums paid in policy years 2-10. A premium charge of 2% is deducted from all premiums paid in policy years 11 and thereafter. We will stop accepting premium payments at and after the life insured person reaches age 121.

Deductions from policy value.

Administrative charge. A monthly charge to help cover our administrative costs. This is a flat dollar charge of $20 per month that will cease at and after the insured person reaches age 121.

Base Face Amount charge. A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge, we multiply the amount of Base Face Amount at issue by a rate that varies by the insured person’s sex, age, death benefit option and risk classification at issue.

Supplemental Face Amount charge. A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge, we multiply the amount of Supplemental Face Amount at issue by a rate that varies by the insured person’s sex, age, death benefit option and risk classification at issue.

Cost of insurance charge. A monthly charge for the cost of insurance. Cost of insurance charges will cease at and after the insured person reaches age 121. To determine the charge, we multiply the NAR by a cost of insurance rate. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates, and the current rates will never be more than the maximum rates shown in the policy. The amount that we are at risk is affected by the death benefit option selected (Option 1 vs. Option 2), the death benefit amount (including any minimum death benefit) and the policy value, which is affected by, among other things, premium payments, investment performance and charges. The cost of insurance rates we use will depend on a number of factors, including the insured person’s age at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. The cost of insurance rate generally increases each year that you own your policy, as the insured person’s age increases.

Asset-based risk charge. A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to variable investment accounts. This charge does not apply to the current fixed account. We do not currently impose this charge but reserve the right to do so in the policy. Any charge would cease when the insured person reaches age 121.

Supplementary benefit rider charges. A charge for any supplementary insurance benefits added to the policy by means of a rider. Maximum charges for the various riders are shown in the Fee Table above under “Transaction Fees” or “Periodic Chargers Other than Annual Portfolio Expenses,” as appropriate. These charges are also specified in the rider’s provisions or the policy specifications. The charges that we currently apply to the Critical Illness Benefit Rider, the Return of Premium Death Benefit Rider and the Accelerated Benefit Rider are less than the maximum charges and are subject to change; however, the current charges will never be more than the maximum charges shown. You can obtain information about the specific charges applicable to you from your John Hancock USA representative.

Loan interest charge. We will charge interest on any amount you borrow from your policy. The interest charged on any loan is an effective annual rate of 3.25% in the first ten policy years and 2.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 2.25%.

Transfer fee. We currently do not impose a fee upon transfers of policy value among the variable investment accounts, but reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which would be 12 or more) to compensate us for the costs of processing these transfers.

Surrender charge. A charge we deduct if the policy lapses or is surrendered, or if the Base Face Amount is reduced within the first ten policy years. We deduct this charge to compensate us primarily for sales expenses that we would otherwise not recover in the event of early lapse, a surrender, or a reduction in Base Face Amount. The surrender charge amount is determined by a formula that is set out in your policy and is impacted by the insured person’s age, sex, risk classification, Base Face Amount, death benefit option and the amount of premiums paid in policy year 1. Under the formula, the surrender charge initially is a dollar amount that is set forth in the policy specifications and that decreases each month until it becomes zero at the end of the tenth policy year.

Charges at the portfolio level. The portfolios must pay investment management fees and other operating expenses from portfolio assets. These fees and expenses are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any variable investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year. See APPENDIX.

Additional Information About How Certain Policy Charges Work

The premium, surrender and Base Face Amount charges help to compensate us for the cost of selling our policies. The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium, surrender and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources. We also may make a profit from any charge and can use any such profits to defray any of our expenses under the policies or for any other proper corporate purpose.

Unless we agree otherwise or you do not have sufficient funds in any fixed account or variable investment accounts, we deduct the monthly deductions from your policy’s variable investment accounts and any fixed account in proportion to the amount of policy value you have in each of those accounts.

Other Charges We Could Impose in the Future

Except for a portion of the premium charge, we currently make no specific charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Separate Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected accounts. However, we expect that no such charge will be necessary.

A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Our right to increase any charge up to the maximum rate shown in the policy specifications applies to then outstanding policies, as well as to policies issued after the increase.

Commissions Paid to Dealers

We pay compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. The compensation paid to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 138% of target premium paid in the first policy year, and 8% of target premium paid in years 2-10. Compensation paid on any premium in excess of target premium will not exceed 10% in any year. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives.

To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information (the “SAI”).

Lapse and Reinstatement

Lapse. Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. See “Premium Due Dates” above.

Reinstatement. By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a) You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and

(b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any net premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

Variations

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy, and certain riders and options may not be available due to state insurance laws or restrictions in the state in which the policy is issued. Specific variations from the information appearing in this prospectus which are required due to insurance laws and regulations are contained in your policy, or in riders or endorsements attached to your policy. You should refer to your policy for these state specific features.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies, subject to the maximum charges described in this prospectus. For example, with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us, we may offer the policies with reduced charges or with additional or enhanced features or benefits. We will make these programs available in accordance with our established administrative procedures in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for such a program are: (i) the nature of the association and its organizational framework; (ii) the method by which sales will be made to the members of the class; (iii) the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; (iv) the anticipated lapse and surrender rates of the policies; (v) the size of the class of associated individuals and the number of years it has been in existence; (vi) the aggregate amount of premiums paid; and (vii) any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges or feature or benefit enhancement will be reasonable and will apply uniformly to all prospective policy investors in the class and will not unfairly discriminate against any owner.

Policy or Separate Account Changes

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

•	Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

•	Adding or removing fixed accounts or variable investment accounts

•	Combining variable investment accounts

•	Closing the variable investment accounts to new allocations or transfers

•	Changes in the form of organization of any separate account

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Separate Account to another separate account or subaccount, (2) to deregister the Separate Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

When We Pay Policy Proceeds

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). You may choose to receive proceeds from the policy as a single sum. If we do not have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum. As permitted by state law and our current administrative procedures, death claim proceeds may be placed into an interest-bearing John Hancock retained asset account in the beneficiary’s name. The interest earned in a John Hancock retained asset account is normally subject to income tax. You should consult with your tax advisor if you have any questions regarding taxation of the interest earned. We will provide the beneficiary with a checkbook, so checks may be written for all or a part of the proceeds. The retained asset account is part of our general account and is subject to the claims of our creditors. It is not a bank account and it is not insured by the FDIC. We may receive a benefit from managing proceeds held in a retained asset account. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out terms of the option in full. Please contact our Service Office for more information.

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment account if (1) the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the variable investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

Coverage at and After Age 121

Provided the policy is in force at and after the life insured’s age 121:

•	We will stop accepting any premium payments

•	We will no longer take monthly deductions for the cost of insurance charge, the Base Face Amount charge, the administrative charge, and the asset-based risk charge

•	We will continue to credit interest to a fixed account

•	We will continue to charge loan interest on any outstanding loan

•	We will continue to accept loan repayments on existing loans

•	Any Supplemental Face Amount will be terminated (see “Base Face Amount vs. Supplemental Face Amount”)

•	We will not allow any withdrawals

•	Generally, we will not allow any new loans.

GENERAL DESCRIPTION OF REGISTRANT, DEPOSITOR AND PORTFOLIOS

Depositor

Your policy is issued by John Hancock Life Insurance Company (U.S.A.), 200 Berkeley St., Boston, MA 02116.

Registrant

The “registrant” of the policies with the SEC is the John Hancock Life Insurance Company (U.S.A.) Separate Account A, a separate account operated by us under Michigan law (the “Separate Account”). Each subaccount of the Separate Account invests its assets in one of the portfolios shown in the APPENDIX.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any obligations of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the

Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. All obligations under the policies (including under any fixed account option), guarantees, or benefits are obligations of John Hancock USA and are subject to its claims paying ability.

We normally compute policy values for each business day as of the close of the NYSE on that day (usually 4:00 p.m. Eastern time). In case of emergency or other disruption resulting in the NYSE closing at a time other than the regularly scheduled close, the close of our business day may be the regularly scheduled close of the NYSE or another time permitted by the SEC and applicable regulations. Over time, the amount you’ve invested in any variable investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding portfolio and had reinvested all of that portfolio’s dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Charges at the portfolio level.” For certain policy years, we also will apply a policy credit to your policy value.

Portfolios

Information regarding each portfolio, including (i) its name; (ii) its investment objective; (iii) its investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in the APPENDIX to this prospectus. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. You can obtain the prospectus (hard copy or electronic) and additional information about any portfolio, at the addresses or phone number set forth in the first paragraph of the APPENDIX. On each business day, shares of each series are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the NYSE is open for trading.

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid. We normally calculate the unit values for each variable investment account once every business day as of the close of that day, usually 4:00 p.m. Eastern time. Sales and redemptions within any variable investment account will be transacted using the unit value calculated as follows after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Voting Portfolio Shares

We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares and other shares for which we receive no instructions) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in separate accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote. The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions.

We determine the number of a portfolio’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s variable investment account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policy.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, as well as the consolidated financial statements of John Hancock USA are in the SAI. The financial statements of John Hancock USA have relevance for the policies only to the extent that they bear upon its ability to meet its obligations under the policies. You may request an SAI by contacting our Service Office at a phone number or address shown on the back cover of this prospectus.

APPENDIX: PORTFOLIOS AVAILABLE UNDER THE POLICY

The following is a list of portfolios available under the policies. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time. You can request this information at no cost by calling 1-800-732-5543 or by sending an email request to webmail@jhancock.com.

The current expenses and performance information below reflect fees and expenses of the portfolios, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR
To approximate the aggregate total return of a broad-based U.S. domestic equity market index.	500 Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.25%	28.36	18.18	16.27

To seek income and capital appreciation.	Active Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.66%	-0.42	4.30	4.27

To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	American Asset Allocation Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.92%	14.71	11.31	10.93

To seek to provide long-term growth of capital.	American Global Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.05%	16.00	19.23	15.23

To seek to provide growth of capital.	American Growth Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.97%	21.55	24.97	19.27

To seek to provide long-term growth of capital and income.	American Growth-Income Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	0.91%	23.61	15.97	15.01
To seek to provide long-term growth of capital.	American International Trust - Series I Capital Research and Management Company (Adviser to the Master Fund, American Fund Insurance Series)	1.16%	-1.81	9.23	7.74

Appendix-1	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To provide long-term growth of capital. Current income is a secondary objective.	Blue Chip Growth Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.76%	16.92	23.20	19.24

To seek long-term growth of capital.	Capital Appreciation Trust - Series NAV John Hancock Variable Trust Advisers LLC/Jennison Associates LLC	0.73%	15.76	26.65	20.19

To seek long-term capital appreciation.	Capital Appreciation Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.87%	18.16	14.83	13.62

To seek total return consisting of income and capital appreciation.	Core Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allspring Global Investments, LLC	0.61%	-1.99	3.52	3.09

To seek long-term growth of capital.	Disciplined Value International Trust - Series NAV John Hancock Variable Trust Advisers LLC/Boston Partners Global Investors, Inc.	0.87%	13.15	5.54	5.98

To seek long-term capital appreciation.	Emerging Markets Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.98%	11.25	7.99	4.31

To provide substantial dividend income and also long-term growth of capital.	Equity Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.71%	25.49	11.02	11.92

To seek growth of capital.	Financial Industries Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.84%	29.70	11.52	12.92

To seek long-term growth of capital.	Fundamental All Cap Core Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%	30.68	20.25	18.00

Appendix-2	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term capital appreciation.	Fundamental Large Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.71%	30.00	14.06	14.41

To seek long-term capital appreciation.	Global Equity Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.87%	21.32	8.86	9.33

To seek long-term capital appreciation.	Health Sciences Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.95%	11.23	18.55	20.05

To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.	High Yield Trust - Series NAV John Hancock Variable Trust Advisers LLC/Western Asset Management Company, LLC	0.77%	5.78	6.22	6.45

To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.	International Equity Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/SSGA Funds Management, Inc.	0.34%	7.59	9.64	7.21

To seek long-term capital appreciation.	International Small Company Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP	0.95%	13.77	9.41	9.43

To provide a high level of current income consistent with the maintenance of principal and liquidity.	Investment Quality Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.68%	-1.21	4.22	3.56

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.62%	9.51	9.34	8.17

Appendix-3	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	2.94	6.14	5.23

To seek long-term growth of capital. Current income is also a consideration.	Lifestyle Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.60%	14.13	11.46	10.11

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.63%	7.23	8.28	7.23

To seek growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Balanced Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	9.88	7.47	6.84

To seek current income and growth of capital, while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Conservative Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.72%	3.52	5.11	4.76

To seek long term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Growth Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%	12.85	8.12	7.33

To seek current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.	Managed Volatility Moderate Portfolio - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.73%	8.03	7.00	6.49

Appendix-4	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek long-term growth of capital.	Mid Cap Growth Trust (formerly Mid Cap Stock Trust) - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.86%	3.58	23.93	18.54

Seeks to approximate the aggregate total return of a mid cap U.S. domestic equity market index.	Mid Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.40%	24.27	12.67	13.79

To seek long-term capital appreciation.	Mid Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	0.91%	24.26	10.15	12.95

To obtain maximum current income consistent with preservation of principal and liquidity.	Money Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.28%	0.00	0.91	0.47

To seek maximum total return, consistent with preservation of capital and prudent investment management.	Opportunistic Fixed Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.81%	-2.06	4.86	2.72

To seek to achieve a combination of long-term capital appreciation and current income.	Real Estate Securities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	0.74%	46.80	12.99	12.08

To seek long-term growth of capital. Current income is incidental to the fund’s objective.	Science & Technology Trust - Series NAV John Hancock Variable Trust Advisers LLC/Allianz Global Investors U.S. LLC and T. Rowe Price Associates, Inc.	1.05%	8.58	27.10	21.28

To seek income and capital appreciation.	Select Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.59%	-1.15	3.96	3.36

Appendix-5	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.	Short Term Government Income Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.64%	-1.54	1.39	0.99

Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index.	Small Cap Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.46%	14.59	11.66	12.94

To seek long-term capital appreciation.	Small Cap Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Dimensional Fund Advisors LP and GW&K Investment Management, LLC	0.83%	31.16	11.66	12.70

To seek long-term capital appreciation.	Small Cap Stock Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.05%	1.27	20.55	15.69

To seek long-term capital appreciation.	Small Cap Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/Wellington Management Company LLP	1.04%	26.30	6.28	10.52

To seek long-term growth of capital.	Small Company Value Trust - Series NAV John Hancock Variable Trust Advisers LLC/T. Rowe Price Associates, Inc.	1.18%	22.81	10.37	12.13

To seek a high level of current income.	Strategic Income Opportunities Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.70%	0.95	4.08	4.84

To seek to track the performance of the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”) (which represents the U.S. investment grade bond market).	Total Bond Market Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.26%	-1.86	3.31	2.68

Appendix-6	App tbl #2

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

Seeks to approximate the aggregate total return of a broad U.S. domestic equity market index.	Total Stock Market Index Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (North America) Limited	0.51%	24.51	17.43	15.68

The fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.	Ultra Short Term Bond Trust - Series NAV John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.61%	-0.41	1.28	0.77

INVESTMENT OBJECTIVE	PORTFOLIO AND ADVISER/SUBADVISER	CURRENT EXPENSES*	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/21) (%)
			1-YEAR	5-YEAR	10-YEAR

The Portfolio seeks maximum real return consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio - Class M Pacific Investment Management Company LLC/Research Affiliates, LLC	1.54%	15.90	8.26	5.71

To seek to provide capital appreciation.	TOPS ® Aggressive Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	19.31	12.65	11.48

To seek to provide income and capital appreciation.	TOPS ® Balanced ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.56%	9.62	7.60	6.72

To seek to preserve capital and provide moderate income and moderate capital appreciation.	TOPS ® Conservative ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.58%	6.45	5.76	4.90

To seek to provide capital appreciation.	TOPS ® Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	16.52	11.31	10.13

To seek to provide capital appreciation.	TOPS ® Moderate Growth ETF - Class 2 ValMark Advisers, Inc./Milliman Financial Risk Management, LLC	0.55%	12.82	9.53	8.50

* The portfolios’ annual expenses may reflect temporary fee or expense waivers or reimbursements.

Appendix-7	App tbl #2

JOHN HANCOCK USA SERVICE OFFICE

Overnight Express Delivery	Mail Delivery

Life Post Issue John Hancock Insurance Company 410 University Avenue, Suite #55979 Westwood, MA 02090	Life Post Issue John Hancock Insurance Company PO Box 55979 Boston, MA 02205
Phone:	Fax:

1-800-732-5543	1-617-572-1571

In addition to this prospectus, John Hancock USA has filed with the SEC an SAI that contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, and the audited financial statements for John Hancock USA and the Separate Account. The SAI is incorporated by reference into this prospectus and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained, without charge, by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

Reports and other information about the Separate Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov.

1940 Act File No. 811-4834 — 1933 Act File No. 333-193994

EDGAR Contract Identifier No. C000141200